UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 9, 2005

The National Collegiate Student Loan Trust 2005-2

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-118894-03 (Commission File Number)	02-6172023 (IRS Employer Identification No.)

800 Boylston Street, 34th Floor, Boston, MA (Address of Principal Executive Offices)		02199-8157 (Zip Code)

Registrant’s telephone number, including area code	(800) 895-4283

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01	Other Events.

For a description of the Notes, refer to the Indenture. For a description of the Certificates, refer to the Grantor Trust Agreement. For a description of the Student Loans, refer to the Deposit and Sale Agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
	(a)	Not applicable

	(b)	Not applicable
	(c)	Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 26, 2005, between The National Collegiate Funding LLC and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.
Exhibit No.	Description
4.1	Indenture, dated as of June 1, 2005, between The National Collegiate Student Loan Trust 2005-2 and U.S. Bank National Association
Exhibit No.	Description
4.2	Grantor Trust Agreement, dated as of June 9, 2005, between The National Collegiate Funding LLC and U.S. Bank National Association
Exhibit No.	Description
5.1	Opinion of Thacher Proffitt & Wood LLP, dated as of June 9, 2005, with respect to legality of the Notes
Exhibit No.	Description
5.2	Opinion of Thacher Proffitt & Wood LLP, dated as of June 9, 2005, with respect to legality of the Certificates
Exhibit No.	Description
8.1	Opinion of Thacher Proffitt & Wood LLP, dated as of June 9, 2005, regarding tax matters related to the Notes

Exhibit No.	Description
8.2	Opinion of Thacher Proffitt & Wood LLP, dated as of June 9, 2005, regarding tax matters related to the Certificates
Exhibit No.	Description
10.1*	Note Purchase Agreement, dated as of May 1, 2002, between Bank One, N.A. and The First Marblehead Corporation, as amended
Exhibit No.	Description
10.2*	Note Purchase Agreement, dated as of April 30, 2001, between Bank of America, N.A. and The First Marblehead Corporation, as amended
Exhibit No.	Description
10.3*	Note Purchase Agreement, dated as of May 15, 2002, between Charter One, N.A. and The First Marblehead Corporation, as amended
Exhibit No.	Description
10.4	Deposit and Sale Agreement, dated as of June 9, 2005, between The National Collegiate Funding LLC and The National Collegiate Student Loan Trust 2005-2
Exhibit No.	Description
10.5 **	Guaranty Agreement, dated May 13, 2002, between The Education Resources Institute, Inc. and Bank One, N.A., as amended
Exhibit No.	Description
10.6 **	Guaranty Agreement, dated April 30, 2001, between The Education Resources Institute, Inc. and Bank of America, N.A., as amended
Exhibit No.	Description
10.7 **	Guaranty Agreement, dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A., as amended
Exhibit No.	Description
10.8*	Alternative Servicing Agreement, dated as of October 16, 2001, between the Pennsylvania Higher Education Assistance Agency and The First Marblehead Corporation

Exhibit No.	Description
10.9	Trust Agreement, dated as of June 9, 2005, among Delaware Trust Company, National Association, The National Collegiate Funding LLC and The Education Resources Institute, Inc.
Exhibit No.	Description
10.10

Administration Agreement, dated as of June 9, 2005, among The National Collegiate Student Loan Trust 2005-2, Delaware Trust Company, National Association, U.S. Bank National Association and First Marblehead Data Services, Inc.

Exhibit No.	Description
10.11

Back-up Administration Agreement, dated as of June 9, 2005, among The National Collegiate Funding LLC, The National Collegiate Student Loan Trust 2005-2, First Marblehead Data Services, Inc., Delaware Trust Company, National Association and U.S. Bank National Association

Exhibit No.	Description
10.12	Structuring Advisory Agreement, dated as of June 9, 2005, between The National Collegiate Student Loan Trust 2005-2 and The First Marblehead Corporation
Exhibit No.	Description
10.13	Deposit and Security Agreement, dated as of June 9, 2005, among The Education Resources Institute, Inc., The National Collegiate Student Loan Trust 2005-2 and First Marblehead Data Services, Inc.
Exhibit No.	Description
10.14	Pool Supplement, dated as of June 9, 2005, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank One, N.A., by its successor by merger, JPMorgan Chase Bank, N.A.
Exhibit No.	Description
10.15 +	Pool Supplement, dated as of June 9, 2005, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.
Exhibit No.	Description
10.16	Pool Supplement, dated as of June 9, 2005, among The First Marblehead Corporation, The National Collegiate Funding LLC and Charter One, N.A.

* Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and incorporated herein by reference.

** Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and to Form 8-K filed on June 25, 2004, file 333-113336-01 and incorporated herein by reference.

+ Confidential treatment to be requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-2
By:	FIRST MARBLEHEAD DATA SERVICES, INC., ADMINISTRATOR

	By:	/s/ Stephen Anbinder
	Name:	Stephen Anbinder
	Title:	President

Dated: June 24, 2005

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description
1.1	Underwriting Agreement, dated as of May 26, 2005, between The National Collegiate Funding LLC and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.
4.1	Indenture, dated as of June 1, 2005, between The National Collegiate Student Loan Trust 2005-2 and U.S. Bank National Association
4.2	Grantor Trust Agreement, dated as of June 9, 2005, between The National Collegiate Funding LLC and U.S. Bank National Association
5.1	Opinion of Thacher Proffitt & Wood LLP, dated as of June 9, 2005, with respect to legality of the Notes
5.2	Opinion of Thacher Proffitt & Wood LLP, dated as of June 9, 2005, with respect to legality of the Certificates
8.1	Opinion of Thacher Proffitt & Wood LLP, dated as of June 9, 2005, regarding tax matters related to the Notes
8.2	Opinion of Thacher Proffitt & Wood LLP, dated as of June 9, 2005, regarding tax matters related to the Certificates
10.1*	Note Purchase Agreement, dated as of May 1, 2002, between Bank One, N.A. and The First Marblehead Corporation, as amended
10.2*	Note Purchase Agreement, dated as of April 30, 2001, between Bank of America, N.A. and The First Marblehead Corporation, as amended
10.3*	Note Purchase Agreement, dated as of May 15, 2002, between Charter One, N.A. and The First Marblehead Corporation, as amended
10.4	Deposit and Sale Agreement, dated as of June 9, 2005, between the The National Collegiate Funding LLC and The National Collegiate Student Loan Trust 2005-2
10.5 **	Guaranty Agreement, dated May 13, 2002, between The Education Resources Institute, Inc. and Bank One, N.A., as amended
10.6 **	Guaranty Agreement, dated April 30, 2001, between The Education Resources Institute, Inc. and Bank of America, N.A., as amended
10.7 **	Guaranty Agreement, dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A., as amended

10.8 *	Alternative Servicing Agreement, dated as of October 16, 2001, between the Pennsylvania Higher Education Assistance Agency and The First Marblehead Corporation
10.9	Trust Agreement, dated as of June 9, 2005, among Delaware Trust Company, National Association, The National Collegiate Funding LLC and The Education Resources Institute, Inc.
10.10

Administration Agreement, dated as of June 9, 2005, among The National Collegiate Student Loan Trust 2005-2, Delaware Trust Company, National Association, U.S. Bank National Association and First Marblehead Data Services, Inc.

10.11

Back-up Administration Agreement, dated as of June 9, 2005, among The National Collegiate Funding LLC, The National Collegiate Student Loan Trust 2005-2, First Marblehead Data Services, Inc., Delaware Trust Company, National Association and U.S. Bank National Association

10.12	Structuring Advisory Agreement, dated as of June 9, 2005, between The National Collegiate Student Loan Trust 2005-2 and The First Marblehead Corporation
10.13	Deposit and Security Agreement, dated as of June 9, 2005, among The Education Resources Institute, Inc., The National Collegiate Student Loan Trust 2005-2 and First Marblehead Data Services, Inc.
10.14	Pool Supplement, dated as of June 9, 2005, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank One, N.A., by its successor by merger, JPMorgan Chase Bank, N.A.
10.15 +	Pool Supplement, dated as of June 9, 2005, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.
10.16	Pool Supplement, dated as of June 9, 2005, among The First Marblehead Corporation, The National Collegiate Funding LLC and Charter One, N.A.

* Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and incorporated herein by reference.

** Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and to Form 8-K filed on June 25, 2004, file 333-113336-01 and incorporated herein by reference.

+ Confidential treatment to be requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.